UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2023
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001924780
BBCMS Mortgage Trust 2022-C16
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001541480
Barclays Commercial Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001549574
Barclays Capital Real Estate Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548405
Starwood Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001755531
Societe Generale Financial Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001722518
BSPRT CMBS Finance, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

New York	333-257737-04	38-4224598 38-4224599 38-7290331
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 528-8224
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The 1888 Century Park East Mortgage Loan, which constituted approximately 6.0% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of February 1, 2022, relating to the BBCMS Mortgage Trust 2022-C14 filed as Exhibit 4.3 to the registrant’s Current Report on Form 8-K filed on June 28, 2022 (the “BBCMS 2022-C14 PSA”).  Pursuant to Section 7.01(d) of the BBCMS 2022-C14 PSA, Midland Loan Services, a Division of PNC Bank, National Association, a national banking association, was removed as special servicer of the 1888 Century Park East Mortgage Loan and K-Star Asset Management LLC (“K-Star”), a Delaware limited liability company, was appointed as the successor special servicer of the 1888 Century Park East Mortgage Loan under the BBCMS 2022-C14 PSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of May 2, 2023, the 1888 Century Park East Mortgage Loan will be specially serviced, if necessary, pursuant to the BBCMS 2022-C14 PSA, by K-Star.  The principal servicing offices of K-Star are located at 5949 Sherry Lane, Suite 950, Dallas, Texas 75225.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barclays Commercial Mortgage Securities LLC
(Depositor)

/s/ Daniel Vinson
Daniel Vinson, Chief Executive Officer

Date:  May 2, 2023